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                                                                   EXHIBIT 10.52





         WARRANT AGREEMENT dated as of June 1, 1997, between The Dwyer Group, Inc., a Delaware corporation (the "Company"), and David B. Duck (hereinafter referred to as the "Warrant Holder").

                               W I T N E S S E T H

                  WHEREAS, the Company proposes to issue to the Warrant Holder warrants ("Warrants") to purchase up to 46,200 shares (the "Shares") of common stock of the Company, $.10 par value (the "Common Stock"); and
                  WHEREAS, the Warrant Holder has provided, and continues to provide consulting services to the Company, and the Warrants issued pursuant to this Agreement are being issued by the Company to the Warrant Holder, in consideration for, and as part of the Warrant Holder's compensation in connection with said consulting services;
                  NOW, THEREFORE, in consideration of the premises, the payment by the Warrant Holder to the Company of Twenty Five Dollars ($25.00), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1.       Grant.

                           The Warrant Holder is hereby granted the right to
purchase, at any time from July 1, 1997 until 5:00 P.M., Waco, Texas, time, on June 1, 2001 (the "Warrant Exercise Term"), up to 46,200 Shares at an initial exercise price (subject to adjustment as provided in Article 8 hereof) of $4.12 per Share.

                  2.       Warrant Certificates.

                           The warrant certificate (the "Warrant Certificate")
delivered pursuant to this Agreement, is attached hereto and made a part hereof, with such


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appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

                  3.       Exercise of Warrants.

                           3.1 Cash Exercise. The Warrants initially are
exercisable at a price of $4.12 per Share, payable in cash or by certified or official bank check made payable to the order of the Company, or any combination of cash or such check, subject to adjustment as provided in Article 8 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase, duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's principal offices in Waco, Texas (presently located at 1010 N. University Parks Drive, Waco, Texas 76707) the Warrant Holder shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Warrant Holder, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all of the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

                  4.       Issuance of Certificates.

                  Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within three business days thereafter) without charge to the Warrant Holder including, without limitation, any transfer tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 5 hereof) be issued in the name of, or in such names as may be directed by, the Warrant Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Warrant Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have


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paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the attested signature of the Warrant Holder. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

                  The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that an exemption from registration under such Act is available."

                  5.       Restriction on Transfer of Warrants.

                  The Warrants shall not be assignable or transferable by the Warrant Holder, except by will or by the laws of descent and distribution. During the life of the Warrant Holder, the Warrants shall be exercisable only by him.

                  The Warrant Holder, by his acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof, and that the Warrants may not be sold, transferred assigned, hypothecated or otherwise disposed of, in whole or in part.


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                  6.       Price.

                           6.1 Initial and Adjusted Exercise Price. The initial
exercise price of each Warrant shall be $4.12 per Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of
Article 8 hereof.

                           6.2 Exercise Price. The term "Exercise Price" herein
shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

                  7.       Registration.

                           The Warrants and the Shares have not been registered
for purposes of public distribution under the Securities Act of 1933, as amended (the "Act").

                  8.       Adjustments of Exercise Price and Number of Shares.

                           8.1 Computation of Adjusted Price. In case the
Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Exercise Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                                    (a) an amount equal to the total number of
shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by

                                    (b) the total number of shares of Common
Stock outstanding immediately after such issuance or sale.

                           For the purposes of any computation to be made in
accordance with the provisions of this Section 8.1, the Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued

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immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                           8.2 Subdivision and Combination. In case the Company
shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                           8.3 Adjustment in Number of Shares. Upon each
adjustment of the Exercise Price pursuant to the provisions of this Article 8, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                           8.4 Reclassification, Consolidation, Merger, etc. In
case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Warrant Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if the Warrant Holder had exercised the Warrants.



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                           8.5 Determination of Outstanding Shares of Common
Stock. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of options, rights, warrants, and upon the conversion or exchange of convertible or exchangeable securities.

                           8.6 Dividends and Other Distributions with Respect to
Outstanding Securities. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution, or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Warrant Holder, as to the unexercised Warrants, shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 8.6.

                           8.7 Subscription Rights for Shares of Common Stock or
Other Securities. In the case the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of all the Warrants issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliates to all the shareholders of the Company, the Warrant Holder, as to the unexercised Warrants, shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of such Warrants, to receive such rights at the time such rights are distributed to the other shareholders of the Company.



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                  9. Exchange and Replacement of Warrant Certificates. Each
Warrant Certificate is exchangeable without expense, upon the surrender hereof by the Warrant Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Warrant Holder thereof at the time of such surrender.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

                  10.      Elimination of Fractional Interests.

                  The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

                  11.      Reservation and Listing of Securities.

                  The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.


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                  12.      Notices to Warrant Holder.

                  Nothing contained in this Agreement shall be construed as conferring upon the Warrant Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                           (a) the Company shall take a record of the holder of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatments of such dividend or distribution on the books of the Company; or

                           (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                           (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer book for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer


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books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration of payment of such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscriptions rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

                  13.      Notices.

                  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                           (a) If to the Warrant Holder, to the address as shown
                  on the books of the Company; or

                           (b) If to the Company, to the address set forth in
                  Section 3 of this Agreement or to such other address as the Company may designate by notice to the Warrant Holder.

                  14.      Supplements and Amendments.

                  The Company and the Representative may from time to time supplement or amend this Agreement without the approval of the Warrant Holder in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Holder may deem necessary or desirable and which the Company and the Warrant Holder deem not to adversely affect the interests of the Warrant Holder.


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                  15.      Successors.

                  All the covenants and provisions of this Agreement by or for the benefit of the Company and the Warrant Holder inure to the benefit of their respective successors and assigns hereunder.

                  16.      Termination.

                  This Agreement shall terminate at the close of business on June 1, 2003. Notwithstanding the foregoing, this Agreement will terminate on any earlier date upon the expiration of the Warrant Exercise Term if no Warrants have been exercised or when all Warrants have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public.

                  17.      Governing Law.

                  This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of said State.

                  18.      Benefits of This Agreement.

                  Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Warrant Holder.



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                  19.      Counterparts.

                  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

[SEAL]                              THE DWYER GROUP, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


Attest:
------------------------------


                                    David B. Duck

                                    -------------------------------------------




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